Exhibit 21.1

Bluerock Homes Trust, Inc.

Subsidiaries of the Registrant

1.	Bluerock Residential Holdings, LP, a Delaware limited partnership

2.	Bluerock TRS Holdings, LLC, a Delaware limited liability company

3.	Bluerock REIT Operator, LLC, a Delaware limited liability company

4.	BHM OP Holdings, LLC, a Delaware limited liability company

5.	BHM Preferred Holdings TRS, LLC, a Delaware limited liability company

6.	BHM Acquisitions, LLC, a Delaware limited liability company

7.	BHM DST Acquisitions, LLC, a Delaware limited liability company

8.	BR Cal Yauger Park, LLC, a Delaware limited liability company

9.	BR Cal Yauger Park JV, LLC, a Delaware limited liability company

10.	BRG Yauger Park, LLC, a Delaware limited liability company

11.	BR Wendell Falls, LLC, a Delaware limited liability company

12.	BR Edgewater Wendell Falls JV, LLC, a Delaware limited liability company

13.	BHM Wendell Falls, LLC, a Delaware limited liability company

14.	Wayforth at Concord, LLC, a Delaware limited liability company

15.	BRG Wayforth Investor, LLC, a Delaware limited liability company

16.	Wayford IP, LLC, a Delaware limited liability company

17.	BR Wayford IP JV, LLC, a Delaware limited liability company

18.	BRG Wayford IP Investor, LLC, a Delaware limited liability company

19.	CCC-PSL, LLC, a Delaware limited liability company

20.	BRG Capstone Lucie JV, LLC, a Delaware limited liability company

21.	BRG Port St. Lucie Cottages Investor, LLC, a Delaware limited liability company

22.	CCC-Myrtle Beach, LLC, a Delaware limited liability company

23.	BRG Capstone Myrtle Beach JV, LLC, a Delaware limited liability company

24.	BRG Myrtle Beach Cottages Investor, LLC, a Delaware limited liability company

25.	BRG Warner Robbins Cottages Investor, LLC, a Delaware limited liability company

26.	ILE Homes Single Family Rental Fund, LP, a Delaware limited partnership

27.	ILE Holdings, LLC, a Delaware limited liability company

28.	ILE Bluerock Program Portfolio, LLC, a Delaware limited liability company

29.	ILE Homes Single Family Rental GP, LLC, a Delaware limited liability company

30.	ILE BR JV, LLC, a Delaware limited liability company

31.	BRG ILE Investor, LLC, a Delaware limited liability company

32.	BR BST AZ Portfolio I, LLC, a Delaware limited liability company

33.	BR BST AZ I Pkg 1, LLC, a Delaware limited liability company

34.	BR BST CO Portfolio I, LLC, a Delaware limited liability company

35.	BR BST CO I Pkg 1, LLC, a Delaware limited liability company

36.	BR BST WA Portfolio I, LLC, a Delaware limited liability company

37.	BR BST WA I Pkg 1, LLC, a Delaware limited liability company

38.	BR BST SFR JV I, LLC, a Delaware limited liability company

39.	BHM Ballast Investor, LLC, a Delaware limited liability company

40.	EMF Chandler, LLC, a Delaware limited liability company

41.	Encore QOZ Business 2020, LP, a Delaware limited partnership

42.	BHM Chandler Pref Investor, LLC, a Delaware limited liability company

43.	BR GPC JV, LLC, a Delaware limited liability company

44.	BR GPC Investor, LLC, a Delaware limited liability company

45.	15050 Copper Grove, LLC, a Delaware limited liability company

46.	BR RPMI Copper Grove JV, LLC, a Delaware limited liability company

47.	BHM Copper Grove, LLC, a Delaware limited liability company

48.	BR Timberlin Park, LLC, a Delaware limited liability company

49.	BR Timberlin Park JV, LLC, a Delaware limited liability company

50.	BHM Timberlin Park, LLC, a Delaware limited liability company

51.	BHM Timberlin Park TRS, LLC, a Delaware limited liability company

52.	BR Allure, LP, a Delaware limited partnership

53.	BR Allure GP, LLC, a Delaware limited liability company

54.	BR S2 Allure JV, LLC, a Delaware limited liability company

55.	BHM Allure, LLC, a Delaware limited liability company

56.	Canvas Wildwood Owner, LLC, a Delaware limited liability company

57.	Canvas Wildwood Investments, LLC, a Delaware limited liability company

58.	BHM Wildwood Pref Investor, LLC, a Delaware limited liability company

59.	The Preserve at Canal LLC, a Delaware limited liability company

60.	The Preserve at Canal Property Owner LLC, a Delaware limited liability company

61.	BHM Preserve at Canal Pref Investor, a Delaware limited liability company

62.	PH OP PKG 8, LLC, a Delaware limited liability company

63.	BRG Springfield Investor, LLC, a Delaware limited liability company

64.	Pkg 8 Springfield, LLC, a Delaware limited liability company

65.	Pkg 8 Indy, LLC, a Delaware limited liability company

66.	Pkg 8 Pledgor, LLC, a Delaware limited liability company

67.	PH OP PKG 10, LLC, a Delaware limited liability company

68.	Pkg 10-Springtown 70, LLC, a Delaware limited liability company

69.	Pkg 10-Texarkana 29, LLC, a Delaware limited liability company

70.	Pkg 10-Lubbock 1.0, LLC, a Delaware limited liability company

71.	Pkg 10-Granbury, LLC, a Delaware limited liability company

72.	Pkg 10-Granbury 34, LLC, a Delaware limited liability company

73.	Pkg 10-Axelrod 22, LLC, a Delaware limited liability company

74.	Pkg 10-Springtown 14, LLC, a Delaware limited liability company

75.	Pkg 10-Lynnwood 20, LLC, a Delaware limited liability company

76.	Pkg 10-Lynnwood 2-20, LLC, a Delaware limited liability company

77.	Pkg 10-Lubbock 2.0, LLC, a Delaware limited liability company

78.	Pkg 10-Lubbock 45, LLC, a Delaware limited liability company

79.	Pkg 10 Pledgor, LLC, a Delaware limited liability company

80.	Pkg 10 Pledgor II, LLC, a Delaware limited liability company

81.	Pkg 10a Recap, LLC, a Delaware limited liability company

82.	BRG Pkg 10 Lender, LLC, a Delaware limited liability company

83.	BRG Pkg 10 Investor, LLC, a Delaware limited liability company

84.	BRG Peak SFR Pref Investor, LLC, a Delaware limited liability company

85.	BR SFR TX, LLC, a Delaware limited liability company

86.	PH OP Pkg 11, LLC, a Delaware limited liability company

87.	Pkg 11 Pledgor, LLC, a Delaware limited liability company

88.	Pkg 10-FTW 188, LLC, a Delaware limited liability company

89.	BRG Pkg 11 Investor, LLC, a Delaware limited liability company

90.	BRG Pkg 11 Lender, LLC, a Delaware limited liability company

91.	BRG Peak SFR Pref Investor, LLC, a Delaware limited liability company

92.	Pkg 12 Lake Shore, LLC, a Delaware limited liability company

93.	Pkg 12 Dasher Pointe, LLC, a Delaware limited liability company

94.	BR PH Pkg 12 Savannah JV, LLC, a Delaware limited liability company

95.	BHM Pkg 12 Savannah Investor, LLC, a Delaware limited liability company

96.	BR PH Pkg 12 Savannah Pledgor, LLC, a Delaware limited liability company

97.	BHM Forest Hill Investor, LLC, a Delaware limited liability company

98.	BHM Forest Hill Lender, LLC, a Delaware limited liability company

99.	BHM Peak Weatherford Investor, LLC, a Delaware limited liability company

100.	BHM Willow Park Investor, LLC, a Delaware limited liability company

101.	BHM Archer Investor, LLC, a Delaware limited liability company

102.	BR Summers Corner Property Owner, LLC, a Delaware limited liability company

103.	BR Edgewater Summers Corner JV, LLC, a Delaware limited liability company

104.	BHM Summers Corner Investor, LLC, a Delaware limited liability company

105.	Clear Creek Property Owner, LLC, a Delaware limited liability company

106.	Clear Creek JV, LLC, a Delaware limited liability company

107.	Clear Creek Managing Member JV, LLC, a Delaware limited liability company

108.	BHM Clear Creek Investor, LLC, a Delaware limited liability company

109.	BR DRP Sanford Owner, LLC, a Delaware limited liability company

110.	BR DRP Sanford JV, LLC, a Delaware limited liability company

111.	BHM Sanford Investor, LLC, a Delaware limited liability company

112.	BHM Amira Leaseco, LLC, a Delaware limited liability company

113.	BHM Amira Leaseco Manager, LLC, a Delaware limited liability company

114.	BHM Amira Investment Co, LLC, a Delaware limited liability company

115.	BHM Amira Exchange TRS, LLC, a Delaware limited liability company

116.	BHM Amira Lender, LLC, a Delaware limited liability company

117.	BR Churchill Downs, DST, a Delaware limited liability company

118.	BHM Churchill Downs Leaseco TRS, LLC, a Delaware limited liability company

119.	BHM Churchill Downs Leaseco Manager, LLC, a Delaware limited liability company

120.	BHM Churchill Downs Investment Co, LLC, a Delaware limited liability company

121.	BHM Churchill Downs Exchange TRS, LLC, a Delaware limited liability company

122.	BHM Churchill Downs Lender, LLC, a Delaware limited liability company

123.	BR Skytop, DST, a Delaware limited liability company

124.	BHM Skytop TH, LLC, a Delaware limited liability company

125.	BHM Skytop Leaseco, LLC, a Delaware limited liability company

126.	BHM Skytop Leaseco Manager, LLC, a Delaware limited liability company

127.	BHM Skytop Investment Co, LLC, a Delaware limited liability company

128.	BHM Skytop Exchange TRS, LLC, a Delaware limited liability company

129.	BHM Skytop Lender, LLC, a Delaware limited liability company

130.	BR Parkview Multifamily, DST, a Delaware limited liability company

131.	BHM Parkview Leaseco, LLC, a Delaware limited liability company

132.	BHM Parkview Leaseco Manager, LLC, a Delaware limited liability company

133.	BHM Parkview Investment Co, LLC, a Delaware limited liability company

134.	BHM Parkview Exchange TRS, LLC, a Delaware limited liability company

135.	BHM Parkview Lender, LLC, a Delaware limited liability company